As filed with the Securities and Exchange Commission on December 21, 2000
                                           Securities Act File No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                           Pre-Effective Amendment No.                       [ ]

                          Post-Effective Amendment No.                       [ ]


                        PILGRIM INTERNATIONAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

           7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)

                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                     (Name and Address of Agent for Service)

                                 With copies to:

          Steven R. Howard, Esq.                         Jeffrey S. Puretz, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison                          Dechert
       1285 Avenue of the Americas                        1775 Eye Street, N.W.
         New York, New York 10019                         Washington, DC 20006

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

    It is proposed that this filing will become effective on January 20, 2001 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                          ING International Equity Fund
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-992-0180

                               _____________, 2000

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the ING International Equity Fund scheduled to be held at _______ [a.m./p.m.], local time, on February 22, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     The Board of Trustees of the ING Funds Trust, on behalf of the ING International Equity Fund, (a series of ING Funds Trust) has approved a reorganization of ING International Equity Fund, which is managed by ING Mutual Funds Management Co. LLC, into Pilgrim International Fund, Inc. ("Pilgrim International Fund"), which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of Pilgrim International Fund on the date the Reorganization occurs. Pilgrim International Fund has investment objectives and policies that are similar in many respects to those of ING International Equity Fund, and the Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

     After careful consideration, the Board of Trustees of ING Funds Trust unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 21, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        Robert W. Stallings
                                        President

                          ING International Equity Fund
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-992-0180

                               _____________, 2000

   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF ING INTERNATIONAL EQUITY FUND
                         SCHEDULED FOR FEBRUARY 22, 2001

To the Shareholders:

     A Special Meeting of Shareholders of the ING International Equity Fund ("Special Meeting") is scheduled for February 22, 2001 at _______ [a.m./p.m.], local time, at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     At the Special Meeting you will be asked to consider and approve the following:

     1. An Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each class of ING International Equity Fund by Pilgrim International Fund, Inc. in exchange for shares of the corresponding Class of Pilgrim International Fund, Inc. and the subsequent liquidation of ING International Equity Fund; and


     2. Transacting such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.


                                        By Order of the Board of Trustees


                                        James M. Hennessy,
                                        Secretary

December __, 2000

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
INTRODUCTION................................................................   1
SUMMARY.....................................................................   2
Comparison of Investment Objectives and Strategies..........................   3
  Comparison of Portfolio Characteristics...................................   4
  Relative Performance......................................................   5
  Comparison of Investment Techniques and Risks of the Funds................   6
COMPARISON OF FEES AND EXPENSES.............................................   8
  Annual Fund Operating Expenses............................................   9
  General Information.......................................................  11
  Special Rules for Class A Shares of ING International Equity Fund.........  11
ADDITIONAL INFORMATION ABOUT PILGRIM INTERNATIONAL FUND.....................  12
  Investment Personnel......................................................  12
  Performance of Pilgrim International Fund.................................  12
INFORMATION ABOUT THE REORGANIZATION........................................  14
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  16
GENERAL INFORMATION ABOUT THE PROXY STATEMENT...............................  17
  Solicitation of Proxies...................................................  17
  Voting Rights.............................................................  17
  Other Matters to Come Before the Special Meeting..........................  18
  Shareholder Proposals.....................................................  18
  Reports to Shareholders...................................................  18
APPENDIX A.................................................................. A-1
APPENDIX B.................................................................. B-1
APPENDIX C.................................................................. C-1
APPENDIX D.................................................................. D-1
APPENDIX E.................................................................. E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                               FEBRUARY 22, 2001

                          ING INTERNATIONAL EQUITY FUND
                          (a series of ING Funds Trust)

                       Relating to the Reorganization into

                        PILGRIM INTERNATIONAL FUND, INC.

                           (COLLECTIVELY, THE "FUNDS")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of ING International Equity Fund to Pilgrim International Fund, Inc. ("Pilgrim International Fund" or "Surviving Fund") in exchange for shares of Pilgrim International Fund (the "Reorganization"). ING International Equity Fund would then distribute to its shareholders their portion of the shares of Pilgrim International Fund that it receives in the Reorganization. The result would be a liquidation of ING International Equity Fund. You would receive shares of Pilgrim International Fund having an aggregate value equal to the aggregate value of the shares you held of ING International Equity Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of ING International Equity Fund, are being asked to approve a transaction that will result in your holding of shares of Pilgrim International Fund, this Proxy Statement also serves as a Prospectus for Pilgrim International Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim International Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Pilgrim International Fund, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information for Pilgrim International Funds each dated July 31, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the ING International Equity Fund, see the Prospectus (the "ING Prospectus") and Statement of Additional Information for ING International Equity Fund, each dated November 6, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Pilgrim International Fund dated December 31, 1999 and the semi annual report dated June 30, 2000 is incorporated herein by reference. You may receive a copy of the most recent annual and semi-annual reports for either of the Funds, without charge, by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the Statement of Additional Information) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, the ING Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 16, 2000, the Board of Trustees of ING Funds Trust, on behalf of ING International Equity Fund, approved an Agreement and Plan of Reorganization with respect to ING International Equity Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of ING International Equity Fund to Pilgrim International Fund, in exchange for shares of Pilgrim International Fund;

     * the assumption by Pilgrim International Fund of all of the liabilities of ING International Equity Fund;

     * the distribution of Pilgrim International Fund shares to the shareholders of ING International Equity Fund; and

     *    the complete liquidation of ING International Equity Fund.

     The Reorganization is expected to be effective upon the opening of business on February 26, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the following Class of shares of ING International Equity Fund, would become a shareholder of the following Class of shares of Pilgrim International Fund.

     ING INTERNATIONAL EQUITY FUND          PILGRIM INTERNATIONAL FUND
     -----------------------------          --------------------------
                Class A                             Class A
                Class B                             Class B
                Class C                             Class C
                Class I                             Class Q

     Each shareholder would hold, immediately after the Closing, shares of each Class of Pilgrim International Fund having an aggregate value equal to the aggregate value of the shares of the corresponding Class of ING International Equity Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC, ("IMFC") the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at

1-800-992-0180 to request a Prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have substantially similar investment objectives and similar investment policies;

     * For 1999 and the first nine months of 2000 the Pilgrim International Fund outperformed the ING International Equity Fund.(1)

     * The proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of ING International Equity Fund before giving effect to the ING International Equity Fund's expense limitation agreement. For example, the operating expenses, expressed as a percentage of net asset value per share of Class A shares, are as follows:

          -    Expenses of ING International Equity Fund
               before expense reimbursements from management
               (based on the 12 months ending June 30, 2000)(2):           2.36%

          -    Expenses of ING International Equity Fund
               after expense reimbursements from management
               (based on the 12 months ending June 30, 2000)(3):           1.59%

          -    Expenses of Pilgrim International Fund
               (based on the 12 months ending June 30, 2000)(4):           1.95%

          -    Estimated expenses of Pilgrim International Fund after
               the Reorganization (based on the 12 months ending
               June 30, 2000) (PRO FORMA):                                 1.70%

     * Before giving effect to any expense limitation arrangements, the total expense ratio of the Pilgrim International Fund is less than that of the ING International Equity Fund.

     * The Funds have affiliated management. ING Pilgrim Investments, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim International Fund. IMFC, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING International Equity Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. Different investment personnel, however, manage Pilgrim International Fund, which would include the assets from ING International Equity Fund.

----------
(1)  Past performance does not guarantee future results.
(2) Based upon expenses incurred by the ING International Equity Fund for the 12-month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000.
(3) The current expense limitation agreement will remain in effect until February 25, 2001. There is no assurance that the expense limitation agreement will be continued after that date.
(4) Based on expenses incurred by the Pilgrim International Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which became effective when ING Pilgrim Investments became investment adviser to the Fund on July 26, 2000.

     Approval of the Reorganization Agreement requires the vote of a majority of the shares present in person or by proxy of ING International Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ING FUNDS TRUST, ON BEHALF OF ING INTERNATIONAL EQUITY FUND, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                                 ING INTERNATIONAL EQUITY FUND                       PILGRIM INTERNATIONAL FUND
                                 -----------------------------                       --------------------------
INVESTMENT OBJECTIVE    *   Seeks long-term capital appreciation.             *   Seeks long-term growth of capital.

INVESTMENT STRATEGIES   *   Normally invests at least 65% of its              *   Normally invests at least 65% of its
                            assets in equity securities of issuers                assets in equity securities and
                            organized or having a majority of their               equivalents of companies located
                            assets in or deriving a majority of                   outside the U.S., including emerging markets.
                            their operating income in any country
                            throughout the world not including the            *   May invest in up to 35% of its assets in
                            United States. This portion of the                    securities of U.S. companies, including
                            portfolio will invest in at least 7                   investment grade debt securities.
                            different countries.
                                                                              *   Invests primarily in companies with a large
                        *   Generally, invests in common stocks of                market capitalization, but may also invest
                            large companies whose market                          in mid- and small-size companies.
                            capitalization are in excess of $10
                            billion                                           *   May use forward currency exchange contracts
                                                                                  and foreign currency transactions to hedge
                        *   The Fund may invest in                                against foreign currency fluctuations.
                            underdeveloped or emerging market
                            countries. However, no more than 15% of           *   May also invest in other derivative
                            total assets may be in underdeveloped or              securities.
                            emerging market countries.

                        * The Fund may also use options and futures contracts involving foreign currencies.

INVESTMENT ADVISER      ING Mutual Funds Management Co. LLC                   ING Pilgrim Investments, Inc.

SUB-ADVISER             Baring Asset Management, Inc./Baring                  N/A
                        International Investment Ltd./Baring
                        Asset Management (Asia) Ltd.

PORTFOLIO MANAGERS      James Williams and Hayes Miller                       Richard T. Saler and Philip A. Schwartz

     As you can see from the chart above, the investment objectives and strategies of the Funds are substantially similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                    ING INTERNATIONAL EQUITY FUND                      PILGRIM INTERNATIONAL FUND
                                    -----------------------------                      --------------------------
Net Assets                         $56,506,572                                    $25,610,821
Number of Holdings                      93                                             97
Portfolio Turnover Rate(1)            83.00%                                        130.12%
Average market capitalization (in
 dollar amounts)                   44.8 billion                                   28.2 billion
As a percentage of net assets:
  Equity Securities                   96.06%                                         89.30%
  Non--U.S. Equities                  96.06%                                         89.30%
  Developed markets                   90.17%                                         88.70%
  Emerging markets                     5.89%                                          4.28%
  Open futures/foreign currency
   positions                           4.50%                                          0.00%
  Debt Securities                      0.00%                                          3.68%

Companies with market caps of:
(as % of net assets)
  $10 billion or more                 76.42%                                         45.50%
  $5 billion to less than $10
   billion                            10.50%                                          9.20%

  Less than $5 billion                 9.14%                                          34.60%

Top 5 Industries                   Telecommunications                 23.32%      Services                       15.30%
(as % of Net assets)               Banking                            12.02%      Financial Services             12.77%
                                   Oil & Gas - Producers               7.53%      Banking                         8.60%
                                   Insurance                           5.76%      Electrical and Electronics      7.60%
                                   Electronics                         4.92%      Health and Personal Care        7.60%

Top 5 Countries                    Japan                              22.87%      Japan                          18.79%
(as % of Net assets)               United Kingdom                     12.74%      United Kingdom                 14.28%
                                   France                             10.76%      France                         11.78%
                                   Germany                             7.88%      Netherlands                     6.69%
                                   Switzerland                         7.83%      Germany                         5.38%


Top 10 equity holdings             Nokia OYJ                           3.06%      Total Fina SA                   2.47%
(as % of Net assets)               Telefonaktiebolaget LM Ericsson     2.34%      Koninklijke (Royal) Philips
                                   Total Fina Elf  SA                  2.30%       Electronics                    2.18%
                                   Nippon Telegraph & Telephone Corp.  2.23%      Axa                             2.12%
                                   BP Amoco PLC                        1.98%      Schlumberger, Ltd.              2.10%
                                   Vodafone Group PLC                  1.94%      Petroleum Geo-Services ASA      1.64%
                                   Canon, Inc.                         1.85%      Swedish Match AB                1.63%
                                   NEC Corp.                           1.78%      Vivendi                         1.50%
                                   Toyota Motor Corp.                  1.77%      Novo Nordisk A/S "B"            1.47%
                                   Hutchison Whampoa Ltd.              1.76%      Deutsche Bank AG                1.45%
                                                                                  Charles Voegele Holding AG      1.44%

----------
(1) For the year ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows, for the period shown, the average annual total return for: (a) Class A shares of ING International Equity Fund; (b) Class A shares of Pilgrim International Fund; and (c) the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has an inherent performance advantage over the Funds since it has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Funds' past performance is not an indication of the future performance of that Fund.

   CALENDAR                                    PILGRIM
     YEAR           ING INTERNATIONAL        INTERNATIONAL        MSCI EAFE
 PERIOD/ENDED          EQUITY FUND             FUND(1)             INDEX(2)
 ------------          -----------             -------             --------
   12/31/99               40.27%                47.85%               27.30%
1/1/00-9/30/00           -17.60%                -7.18%              -11.64%

----------
(1) Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as the investment adviser to the Pilgrim International Fund and the Fund's shares were sold on a no load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Lexington was acquired by the parent of ING Pilgrim Investments on July 26, 2000. Richard T. Saler has been primarily responsible for managing the Fund since July 1994, and continued to manage the Fund after the July 26, 2000 transaction.
(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Because the Funds have investment objectives and policies that are substantially similar in many respects, many of the risks of investing in Pilgrim International Fund are similar to the risks of investing in ING International Equity Fund. A principal risk of an investment in each of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Both ING International Equity Fund and Pilgrim International Fund are subject to risks associated with investing primarily in equity securities, including market risk, issuer risk, credit risk, price volatility risk and market trends risk. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, Pilgrim International Fund invests in smaller and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

     FOREIGN SECURITIES. Both Pilgrim International Fund and ING International Equity Fund invest at least 65% of their total assets in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     Both Funds may invest in emerging countries. ING International Equity Fund may invest up to 15% of its assets in emerging countries. These countries may have less developed markets and economies and, in some countries, less mature governments or governmental institutions. The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers, representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

     CORPORATE DEBT SECURITIES. While Pilgrim International Fund and ING International Equity Fund generally invest in equity securities, Pilgrim International Fund may invest up to 35% of its total assets in corporate debt securities of U.S. issuers.

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

     DERIVATIVE SECURITIES. Both Funds may invest in derivative securities. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of the risks assumed. These may include swap agreements, options, forwards, and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are subject to credit risk related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as loss or reduction in gains.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the adviser or subadviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

     PORTFOLIO TURNOVER. Pilgrim International Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders which may have an adverse effect on the performance of the Fund.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of Pilgrim International Fund and ING International Equity Fund. For further information on the fees and expenses of Pilgrim International Fund, see "Appendix C: Additional Information Regarding Pilgrim International Fund, Inc."

     ANNUAL FUND OPERATING EXPENSES. The operating expenses of Pilgrim International Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio") are lower than those of ING International Equity Fund, before giving effect to the expense limitation agreement for ING International Equity Fund described below and as adjusted to reflect material changes in expenses.

For the year ended June 30, 2000, the operating expenses for Class A, Class B, Class C, and Class Q shares of the Pilgrim International Fund, adjusted for current expenses of contracts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000 were, 1.95%, 2.70%, 2.70% and 1.95%, respectively. Without the expense limitation contract, the total operating expenses for Class A, Class B, Class C, and Class I shares of ING International Equity Fund would have been 2.36%, 3.01%, 3.01% and 2.01%, respectively. After giving effect to the expense limitation contract, the net expenses for Class A, Class B, Class C, and Class I shares of ING International Equity Fund for the 12 month period ending June 30, 2000 were 1.59%, 2.24%, 2.24%, and 1.04%, respectively, which are lower than those of Class A, Class B, Class C, and Class Q shares of Pilgrim International Fund.

     MANAGEMENT FEE. ING International Equity Fund has an aggregate annual management fee of 1.25% of the Fund's average daily net assets, which is higher than the management fee charged by the Pilgrim International Fund. Pilgrim International Fund has an aggregate annual management fee of 1.00% of the Fund's average daily net assets.

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) and service fees for Class A shares of ING International Equity Fund are, in the aggregate, .10% higher than the distribution and service fee for Class A shares of Pilgrim International Fund. Both ING International Equity Fund and Pilgrim International Fund have the same distribution (12b-1) and service fees for Class B and C shares.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for each Fund. Under the terms of the expense limitation contract for ING International Equity Fund, IMFC has agreed to limit the expenses of the ING International Equity Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation agreement for the ING International Equity Fund provides that it would remain in effect through at least February 28, 2001. There is no assurance that the expense limitation contract will continue after that date. The current expense limitations for Class A, Class B, Class C, and Class I of ING International Equity Fund are at annual rates of 1.59%, 2.24%, 2.24% and 1.04%, respectively. Although ING Pilgrim Investments has implemented an expense limitation agreement for the Pilgrim International Fund, the Fund's actual expenses are lower than the expense limitations contained in the agreement.

     Absent this expense limitation arrangement, the expense ratio for each Class of ING International Equity Fund was higher than the expense ratio for the corresponding Class of Pilgrim International Fund. For the period ended June 30, 2000, for example, the expense ratio for Class A shares of ING International Equity Fund was 2.36% compared to 1.95% for Class A shares of Pilgrim International Fund. This information and similar information for the other Classes is shown in the table below entitled "Annual Fund Operating Expenses."

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are annualized based upon the operating expenses incurred by Class A, Class B, Class C, and Class Q shares of the Pilgrim International Fund and by Class A, Class B, Class C, and Class I shares of the ING International Equity Fund for the 12 month period ended June 30, 2000, adjusted, in the case of Pilgrim International Fund, for the current expenses of contracts and distribution plans that became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000 and in the case of ING International Equity Fund, for current expenses of contracts and 12b-1 plans which were in effect on June 6, 2000. PRO FORMA fees show estimated fees of Pilgrim International Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual charges. PRO FORMA numbers are estimated in good faith and are hypothetical.

ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                DISTRIBUTION
                                                 (12b-1) AND
                                                 SHAREHOLDER              TOTAL FUND
                                    MANAGEMENT    SERVICING    OTHER      OPERATING    FEE WAIVER BY    NET FUND
                                       FEES        FEES(2)    EXPENSES     EXPENSES    ADVISER(3)(4)    EXPENSES
                                       ----        -------    --------     --------    -------------    --------
CLASS A
  ING International Equity Fund       1.25%        0.35%(5)     0.76%        2.36%         -0.77%        1.59%
  Pilgrim International Fund          1.00%         0.25%       0.70%        1.95%            --         1.95%
  Surviving Fund after
  Reorganization (PRO FORMA)          1.00%         0.25%       0.45%        1.70%            --         1.70%
CLASS B
  ING International Equity Fund(6)    1.25%         1.00%       0.76%        3.01%         -0.77%        2.24%
  Pilgrim International Fund          1.00%         1.00%       0.70%        2.70%            --         2.70%
  Surviving Fund after
  Reorganization (PRO FORMA)          1.00%         1.00%       0.45%        2.45%            --         2.45%
CLASS C
  ING International Equity Fund (6)   1.25%         1.00%       0.76%        3.01%         -0.77%        2.24%
  Pilgrim International Fund          1.00%         1.00%       0.70%        2.70%            --         2.70%
  Surviving Fund after
  Reorganization (PRO FORMA)          1.00%         1.00%       0.45%        2.45%            --         2.45%
CLASS I (ING)/CLASS Q (PILGRIM)
  ING International Equity Fund       1.25%           -         0.76%        2.01%         -0.97%        1.04%
  Pilgrim International Fund(6)       1.00%         0.25%       0.70%        1.95%            --         1.95%
  Surviving Fund after
  Reorganization (PRO FORMA)          1.00%         0.25%       0.45%        1.70%            --         1.70%

----------
(1) Pilgrim International Fund's fiscal year ends on December 31. ING International Equity Fund's fiscal year ends October 31. Expenses of the Funds and the PRO FORMA expenses are estimated based upon expenses incurred by each Fund for the 12 month period ended June 30, 2000. Pilgrim International Fund's expenses are adjusted for current expenses of contracts and 12b-1 plans, which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000. ING International Equity Fund's expenses are adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. Pro forma expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) IMFC has entered into an expense limitation agreement with the ING International Equity Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses. The expense limit for the Fund is shown as "Net Fund Expenses". Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated "Net Fund Expenses". The expense limitation agreement will run through February 28, 2001, there is no guarantee that the expense limitation agreement will be continued after that date.
(4) ING Pilgrim Investments has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Pilgrim International Fund to 2.75%, 3.50%, 3.50%, and 2.75% for Class A, Class B, Class C and Class Q shares, respectively, subject to possible later recoupment. The Fund's actual expenses are lower than the expense limitations contained in the agreement. ING Pilgrim Investments has agreed that the expense limitations will apply to Pilgrim International Fund until at least July 26, 2002. There can be no assurance that the expense limitation arrangement will remain in effect after that date.
(5) Prior to November 6, 2000, the Class A distribution fee was 0.50% and shareholder servicing fee was 0.25%.
(6) Because Class B, Class C, and Class Q shares of Pilgrim International Fund were not offered until July 31, 2000, expenses for those Classes have been estimated based on Class A expenses.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of ING International Equity Fund that are transferred to Pilgrim International Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Pilgrim International Fund, and the realization of taxable gains or losses for Pilgrim International Fund.

EXAMPLES. The examples are intended to help you compare the cost of investing in each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                                             PRO FORMA:
           ING INTERNATIONAL EQUITY FUND        PILGRIM INTERNATIONAL FUND              THE FUNDS COMBINED**
          -------------------------------     -------------------------------     -------------------------------
           1        3        5        10       1        3        5       10        1        3        5       10
          YEAR    YEARS    YEARS    YEARS     YEAR    YEARS    YEARS    YEARS     YEAR    YEARS    YEARS    YEARS
          ----    -----    -----    -----     ----    -----    -----    -----     ----    -----    -----    -----
Class A   $ 800   $1,269   $1,763   $3,116    $ 762   $1,152   $1,567   $2,719    $ 738   $1,080   $1,445   $2,468
Class B     804    1,230    1,782    3,176*     773    1,138    1,630    2,851*     748    1,064    1,506    2,601*
Class C     404      930    1,582    3,327      373      838    1,430    3,032      348      764    1,306    2,786
Class I     204      630    1,083    2,338       --       --       --       --       --       --       --       --
Class Q      --       --       --       --      198      612    1,052    2,275      173      536      923    2,009

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

     You would pay the following expenses if you did not redeem your shares:

                                                                                             PRO FORMA:
           ING INTERNATIONAL EQUITY FUND        PILGRIM INTERNATIONAL FUND              THE FUNDS COMBINED**
          -------------------------------     -------------------------------     -------------------------------
           1        3        5        10       1        3        5       10        1        3        5       10
          YEAR    YEARS    YEARS    YEARS     YEAR    YEARS    YEARS    YEARS     YEAR    YEARS    YEARS    YEARS
          ----    -----    -----    -----     ----    -----    -----    -----     ----    -----    -----    -----
Class A   $ 800   $1,269   $1,763   $3,116    $ 762   $1,152   $1,567   $2,719    $ 738   $1,080   $1,445   $2,468
Class B     304      930    1,582    3,176*     273      838    1,430    2,851*     248      764    1,306    2,601*
Class C     304      930    1,582    3,327      273      838    1,430    3,032      248      764    1,306    2,786
Class I     204      630    1,083    2,338       --       --       --       --       --       --       --       --
Class Q      --       --       --       --      198      612    1,052    2,275      173      536      923    2,009

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A, Class B, Class C and Class Q shares of Pilgrim International Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of ING International Equity Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of ING International Equity Fund will be included in the holding period of Pilgrim International Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim International Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of ING International Fund were purchased by the shareholder. Pilgrim International Fund and ING International Equity Fund are both subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                                                     CLASS Q/
                                                      CLASS A        CLASS B         CLASS C         CLASS I
                                                      -------        -------         -------         -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                 5.75%(1)       None            None            None

Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                       None (2)       5.00% (3)       1.00% (4)       None

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Special Rules for Shares of the ING International Equity Fund" below and "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix B and "Deferred Sales Charges" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year of purchase.

     Neither ING International Equity Fund nor Pilgrim International Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

SPECIAL RULES FOR CLASS A SHARES OF ING INTERNATIONAL EQUITY FUND

Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of ING International Equity Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim International Fund. Shareholders of ING International Equity Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 6, 2000 were as follows:

                                                 CDSC                  TIME PERIOD DURING WHICH CDSC APPLIES
                               -------------------------------------   -------------------------------------
                               11/06/00 AND AFTER    BEFORE 11/06/00   11/06/00 AND AFTER    BEFORE 11/06/00
                               ------------------    ---------------   ------------------    ---------------
CDSC ON PURCHASES OF:
  $1,000,000 to $2,499,999           1.00%                1.00%            24 months            12 months
  $2,500,000 to $4,999,999           0.50%                1.00%            12 months            12 months
  $5,000,000 and over                0.25%                1.00%            12 months            12 months

             ADDITIONAL INFORMATION ABOUT PILGRIM INTERNATIONAL FUND

INVESTMENT PERSONNEL

     Pilgrim International Fund is managed by a team led by Richard T. Saler, Senior Vice President and Senior Portfolio Manager for ING Pilgrim Investments. Mr. Saler has served as the Senior Portfolio Manager of Pilgrim International Fund since 1994. The other individual on the team is Philip A. Schwartz, Senior Vice President and Senior Portfolio Manager, who has been a member of the Pilgrim International Fund portfolio management team since 1998.

PERFORMANCE OF PILGRIM INTERNATIONAL FUND

     The bar chart and table that follow provide an indication of the risks of investing in Pilgrim International Fund by showing (on a calendar year basis) changes in Pilgrim International Fund's annual total return from year to year and by showing (on a calendar year basis) how Pilgrim International Fund's average annual returns for one year, five years, and since inception compare to those of the MSCI EAFE Index. The information in the bar chart is based on the performance of the Class A shares of Pilgrim International Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Pilgrim International Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                  CALENDAR YEAR-BY-YEAR RETURNS(1),(2),(3),(4)

  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                  5.87%   5.77%   13.57%  1.61%   19.02%  47.85%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 27.01% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -10.65% for the quarter ended December 31, 1997.
(2) Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as the investment adviser to the Fund. Lexington was acquired by the parent of ING Pilgrim Investments on July 26, 2000. Richard T. Saler has been primarily responsible for managing the Fund since July 1994, and continued to manage the Fund after the July 26, 2000 transaction.
(3)  The Fund's year to date total return as of September 30, 2000 was -7.18%.
(4)  Pilgrim International Fund commenced operations on January 3, 1994.

     The table below shows what the average annual total returns of Pilgrim International Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI EAFE Index. The MSCI EAFE Index has an inherent performance advantage over Pilgrim International Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Pilgrim International Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

 AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                                                       SINCE
                                             1 YEAR     5 YEARS     INCEPTION(4)
                                             ------     -------     ------------
Pilgrim International Fund - Class A (2)     39.35%      15.15%       13.56%
MSCI EAFE Index (3)                          27.30%      13.15%       12.30%

----------
(1) This table shows performance of the Class A shares of the Fund. Class B, C and Q shares of Pilgrim International Fund were not offered during the period ended December 31, 1999.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(4)  Pilgrim International Fund commenced operations on January 3, 1994.

     The table below shows the performance of Pilgrim International Fund if sales charges are not reflected.

 AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                                                       SINCE
                                             1 YEAR     5 YEARS     INCEPTION(2)
                                             ------     -------     ------------
Pilgrim International Fund - Class A         47.85%      16.52%        14.69%

----------
(1) This table shows performance of the Class A shares of the Fund. Class B, C and Q shares of Pilgrim International Fund were not offered during the period ended December 31, 1999.
(2)  Pilgrim International Fund commenced operations on January 3, 1994.

     For a discussion by the adviser regarding the performance of Pilgrim International Fund for the year ended December 31, 1999, see Appendix A to this Proxy Statement/Prospectus. Additional information about Pilgrim International Fund is included in Appendix C to this Proxy Statement/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of ING International Equity Fund to Pilgrim International Fund in exchange for shares of Pilgrim International Fund. ING International Equity Fund will distribute the shares of Pilgrim International Fund received in the exchange to the shareholders of ING International Equity Fund and then ING International Equity Fund will be liquidated.

     After the Reorganization, each shareholder of the following classes of ING International Equity Fund will own shares in the following classes of Pilgrim International Fund having an aggregate value equal to the aggregate value of each respective class of shares in ING International Equity Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of the following Classes of shares of ING International Equity Fund will receive shares of the corresponding Class of Pilgrim International Fund.

     ING INTERNATIONAL EQUITY FUND                 PILGRIM INTERNATIONAL FUND
     -----------------------------                 --------------------------
             Class A                                         Class A
             Class B                                         Class B
             Class C                                         Class C
             Class I                                         Class Q

     In the interest of economy and convenience, shares of Pilgrim International Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

     Until the Closing, shareholders of ING International Equity Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim International Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING International Equity Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The proposed Reorganization was presented to the Board of Trustees of ING Funds Trust, on behalf of ING International Equity Fund, for consideration at a meeting held on October 25, 2000 and for approval at a meeting held on November 16, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of ING Funds Trust, determined that the interests of the shareholders of ING International Equity Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of ING International Equity Fund and its shareholders.

     The Reorganization will allow ING International Equity Fund's shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term growth of capital through investments in equity securities and equity equivalents of companies outside of the United States. As shareholders of Pilgrim International Fund, a shareholder will be able to exchange into other mutual funds in the group of Pilgrim Funds and ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and ING Funds and Classes available after the Reorganization is contained in Appendix D.

     BOARD CONSIDERATIONS. The Board of Trustees of ING Funds Trust, on behalf of ING International Equity Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  The plans of management to integrate the ING Funds and the Pilgrim
          Funds;
     (2) expense ratios and information regarding fees and expenses of ING International Equity Fund and Pilgrim International Fund, including the expense limitation arrangements;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios, in the absence of management subsidies, because of economies of scale expected to result from an increase in the asset size of the reorganized Fund;
     (4) the Reorganization would not dilute the interests of ING International Equity Fund's current shareholders;
     (5) the relative investment performance and risks of Pilgrim International Fund as compared to ING International Equity Fund;
     (6) the similarity of Pilgrim International Fund's investment objectives, policies and restrictions with those of ING International Equity Fund;
     (7) the investment resources of ING Pilgrim Investments and distribution capabilities of ING Pilgrim Securities, Inc., Distributor of Pilgrim International Fund;
     (8) the quality and caliber of services that have been enjoyed by shareholders of the Pilgrim International Fund;
     (8)  alternatives to combining the Funds; and
     (9) the tax-free nature of the Reorganization to ING International Equity Fund and its shareholders.

THE TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING INTERNATIONAL EQUITY FUND, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM INTERNATIONAL FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither ING International Equity Fund nor its shareholders nor Pilgrim International Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by Pilgrim International Fund and ING Funds Trust.

     Immediately prior to the Reorganization, ING International Equity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of ING International Equity Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of ING International Equity Fund's shareholders.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, investment adviser to Pilgrim International Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim International Fund is a Maryland corporation. ING International Equity Fund is a series of ING Funds Trust, which is a Delaware business trust. Pilgrim International Fund is governed by its Board of Directors. ING Funds Trust is governed by its Board of Trustees. Pilgrim International Fund has eleven Directors, and ING Funds Trust has four Trustees.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for both Funds.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both Pilgrim International Fund and ING International Equity Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by ING International Equity Fund's shareholders, then as soon as practicable before the Closing, ING International Equity Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000 and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                   NET ASSET VALUE      SHARES
                                     NET ASSETS      PER SHARE       OUTSTANDING
                                     ----------      ---------       -----------
ING INTERNATIONAL EQUITY FUND
  Class A                            $51,722,264       $12.47        4,149,142
  Class B                            $ 2,084,712       $12.33          169,138
  Class C                            $ 1,907,891       $12.30          155,088
  Class I(1)                         $   125,262       $12.45           10,061
  Class X(2)                         $   666,443       $12.35           53,949

PILGRIM INTERNATIONAL FUND
  Class A                            $25,610,821       $13.46        1,902,951

PRO FORMA - PILGRIM INTERNATIONAL FUND INCLUDING
ING INTERNATIONAL EQUITY FUND
  Class A                            $77,333,085       $13.46        5,745,615
  Class B                            $ 2,751,155       $13.46          204,395
  Class C                            $ 1,907,891       $13.46          141,745
  Class Q                            $   125,262       $13.46            9,306

----------
(1) Class I shares will merge into Class Q shares.
(2) Class X shares merged into Class B shares effective as of the close of business on November 17, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December __, 2000. Shareholders of ING International Equity Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with ING International Equity Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Pilgrim International Fund that may be presented at the Meeting.

VOTING RIGHTS

     Shareholders of ING International Equity Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of ING International Equity Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and give voting instructions for ING International Equity Fund at the Meeting with respect to their shares owned as of that Record Date. As of the Record Date, ______ shares of ING International Equity Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the vote of a majority of the Shares present in person or by proxy of ING International Equity Fund.

     The holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the ING Funds Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     As of December 1, 2000, ING America Insurance Holdings, Inc. ("ING") owns approximately 58.12% of the outstanding voting shares of ING International Equity Fund, and therefore controls the Fund. ING intends to vote its shares in favor of the Reorganization, in which case the Reorganization will be approved.

     To the knowledge of ING Funds Trust, as of November 1, 2000, no current Director owns 1% or more of the outstanding shares of ING International Equity Fund, and the officers and Directors own, as a group, less than 1% of the shares of ING International Equity Fund.

     Appendix E hereto lists the persons that, as of December 1, 2000, owned beneficially or of record 5% or more of the outstanding shares of any Class of ING International Equity Fund or Pilgrim International Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     ING Funds Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     ING Funds Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ING Funds Trust's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Funds Trust will furnish, without charge, a copy of the most recent Annual Report regarding ING International Equity Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or 1-800-992-0180

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        James M. Hennessy
                                        Secretary

________, 2000
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

                                   APPENDIX A

                               INTERNATIONAL FUND

         Set forth below is an excerpt from Pilgrim International Funds Annual Report, dated December 31, 1999

     We are pleased to report that the Lexington International Fund performed well on both an absolute and relative basis during 1999. The Lexington International Fund returned 47.85%* in 1999 while the average international fund, according to Lipper, Inc., advanced 40.80%. The unmanaged Morgan Stanley Capital International (EAFE) Index appreciated a strong 27.30% for the year. During the fourth quarter Lexington International Fund gained 27.01%* against a group average of 25.73% according to Lipper, Inc. The EAFE Index rose 16.99% due to the strong performance of large companies.

     Absolute performance was strong for the Lexington International Fund as well as most other international funds. Several countries and sectors provided spectacular returns. Led by Nokia, Finland gained 153% for the year. Other particularly large returns came from Sweden with an 80% gain, Japan at 62% and Hong Kong at 60%. The most important variable to investment success in 1999 was sector selection. Globally, stock performance was extremely narrow which explains the huge variation in performance among global funds. The strongest gains came from telecoms and electronics with a yearly return of 45% and 116% respectively. Conversely, utilities declined 13% and consumer goods fell 2%. The Lexington International Fund performed very well compared to other international funds. The primary reasons for the Fund's strong performance was due to gains from technology and telecom holdings. Strong contributors to the portfolio came from stocks such as Nokia, Yahoo Japan, and Aegis, as well as many others. The Fund's high exposure to strong performing markets such as Japan also played an important role in enhancing returns.

     Global economic activity is on the rise after being depressed by the Asian economic crisis. The U.S. economy continued to grow at a rapid rate of around 4%. European economies are also showing signs of life as a weak Euro and a strong U.S. economy has ignited manufacturing exports. European unemployment is on the decline while consumer confidence remains at healthy levels. The European region will probably enjoy growth in the 3% range for this year. The Asian economies are also on the mend although Japan is still struggling. The Japanese economy is saddled by huge government debt and rising unemployment, which continues to depress consumer spending. Rising global growth provides a good backdrop for corporate profits. In Europe, profits will be further enhanced by a weak currency and corporate restructuring. Japanese profitability should also be on the rise as cost cutting is gaining greater acceptance by Japanese managements. Technology is also playing a key role in expanding productivity. The internet is changing the way most, if not all, companies do business. Investment in technology and the internet in particular, is contributing to stronger growth and productivity in most economies. Opportunities for investment in Europe and Japan are particularly exciting for several reasons. First, as previously mentioned, the outlook for profit growth is positive. In Europe, the Euro has been quite weak and investors have an opportunity to buy a cheap currency through European equity investments. Restructuring in both Europe and Japan is leading to industry consolidation as well as a rising return on capital. Finally, an equity investment culture is only now taking hold. The Japanese hold the bulk of the world's savings, which have been out of Japanese stocks for years. As Japan's society ages and government debt piles up, individuals will have a greater need to provide for retirement. It is likely that more savings will be earmarked for equity investment in Japan particularly if Japanese managements continue to improve profits. The savings story is similar in Europe where equities have been under represented in individual portfolios. The long term outlook for global equities is very attractive. However, there are always important risk factors to consider.

     The greatest risk to global equities is the imbalance of the U.S. economy. U.S. economic growth is unsustainably strong. Inflation has been remarkably subdued due to several factors. A strong dollar has kept import prices down. Equally, the Asian economic crisis produced excess global capacity in many goods as demand slumped. Commodity prices, until recently, have been at depressed levels. Clearly technology has played an important role in advancing productivity, resulting in tame inflation. However, it is unlikely that technology alone explains such a low inflation rate at this point in the economic cycle. Some of the underpinning causes are now reversing. Global demand is accelerating, as are commodity prices. Inflation is a lagging indicator, so it may take more time to see a convincing rise in inflation. U.S. growth is being funded by foreign capital at an unprecedented rate. The trade and current account deficits are being funded by over $300 billion in foreign capital per year. These deficits are likely to persist if equity prices in the U.S.
continue to rise. Consumers are feeling very confident as their stock holdings appreciate and they continue to spend. This spending requires more and more foreign capital to support. To keep foreign capital coming real interest may continue to rise to compete against other global investments. The U.S. dollar is also vulnerable, as a sharp fall would be one way the market could correct part of the trade deficit. However, a falling dollar could lead to higher inflation and a foreign exodus of U.S. assets. Interest rates have been rising globally. The U.S. Federal Reserve has increased short-term rates 75 basis points and another 25 basis point hike is expected in February 2000. Long rates have climbed even more sharply as the 30 year U.S. Treasury Bond now yields over 6.5%. Until consumer spending slows, the economy is likely to remain very strong. Unemployment is now at only 4.1%. It is at a dangerous level as it portends wage pressure. Interest rates are likely to rise until the U.S.
economy slows. The economy isn't likely to slow until the stock market suffers a sharp correction.

     A falling U.S. stock market will put downward pressure on European and Asian equities as well. European returns will likely be protected to a certain degree by a rising Euro. The growth sectors particularly telecoms and technology are likely to suffer the greatest declines in a correction due to excessive valuation in those sectors.

     The Lexington International Fund remains well diversified. Some growth stocks with huge gains have already been pared or sold outright to reduce the portfolios risk level. Recent additions have focused on some forgotten sectors such as utilities and cyclicals. Certainly, a sharp market correction will result in a decline in the Fund's value. However, by rotating into unloved sectors, declines should be less than average for the category. Technology remains an exciting theme for the long-term and a healthy technology weighting will remain to avoid market timing mistakes. A sharp correction may create a great opportunity to add to technology at much reduced prices.

     We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

                    /s/ RICHARD T. SALER      /s/ ROBERT DEMICHELE
                    Richard T. Saler          Robert M. DeMichele
                    Portfolio Manager         President
                    February, 2000            February, 2000

            Comparison of change in value of a $10,000 investment in
                     Lexington International Fund, Inc. and
        the unmanaged Morgan Stanley Capital International (EAFE) Index

                               Lexington          Morgan Stanley
                             International     Capital International
              Date               Fund              (EAFE) Index
              ----               ----              ------------
                1/3/94          $10,000             $10,000
              12/31/94          $10,587             $10,806
              12/31/95          $11,198             $12,054
              12/31/96          $12,717             $12,821
              12/31/97          $12,922             $13,085
              12/31/98          $15,380             $15,745
              12/31/99          $22,739             $20,043

                      Average Annual Standard Total Returns
                         for the Period Ending 12/31/99

                                     Lexington          Morgan Stanley
                                   International     Capital International
         Annualized Returns            Fund              (EAFE) Index
         ------------------            ----              ------------
         1 YR                         47.85%                27.30%
         5 YR                         16.52%                13.15%
         Since Inception 1/3/94       14.69%                12.30%

     This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Morgan Stanley Capital Investment (EAFE) Index. Results for the Fund and the Morgan Stanley Capital International (EAFE) Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

     * 47.85%, 16.52% and 14.69% are the one, five and since commencement (01/03/94) average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. International investing has special risks, including currency fluctuation and political instability. There is no guarantee that the Fund can achieve its objective.

     All country and regional returns are from the corresponding Morgan Stanley Capital International Indices. Returns are dollar based with all dividends reinvested.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2000, by and between Pilgrim International Fund, Inc., a Maryland corporation (the "Company") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, Pilgrim International Fund Series (the "Acquiring Fund") and ING Funds Trust, a Delaware business trust (the "ING Trust") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING International Equity Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, and Class Q voting shares of common stock ($.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the ING Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, and Class Q Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be so credited to Class A, Classes B, Class C, and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, and Class I shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, and Class Q Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.2 The net asset value of a Class A, Class B, Class C, or Class Q Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3 The number of the Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Classes B, Class C, and Class I shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, and Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund, respectively, shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the ING Trust, the ING Trust, on behalf of the Acquired Fund, represents and warrants to the Company as follows:

     (a) The Acquired Fund is duly organized as a series of ING Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under ING Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) ING Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the ING Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 1999 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the ING Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.

All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the ING Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the ING Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the ING Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at December 31, 1999 have been audited KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     (q) Either the Acquiring Fund or ING Pilgrim Investments, Inc. shall purchase and maintain a Directors and Officers errors and omissions insurance policy ("D&O/E&O Policy") for the benefit of Joseph Hankin and Jack Rehm containing substantially the same form and amount of coverage as each had under a D&O/E&O Policy of the Acquired Fund, such D&O/E&O Policy to be effective as of the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C and Class Q Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, and Class Q Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The ING Trust, on behalf of Acquired Fund, covenants that the ING Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the ING Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the ING Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the ING Trust's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company shall have delivered to the ING Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the ING Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the ING Trust shall reasonably request;

     6.3 The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election to the performance by the ING Trust, on behalf of The Acquired Fund, all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the ING Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The ING Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the ING Trust;

     7.3 The ING Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the ING Trust, on behalf of the Acquired Fund, made in this

Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

     7.4 The ING Trust, on behalf of The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the ING Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the ING Trust, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the ING Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Company nor the ING Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the ING Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the ING Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this

Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company and the ING Trust. Notwithstanding anything herein to the contrary, neither the Company nor the ING Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1 The Company, out of the Acquiring Fund's assets, agrees to indemnify and hold harmless the ING Trust and each of the ING Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the ING Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Company of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The ING Trust, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Company and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Company or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the ING Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1 The Company, on behalf of the Acquiring Fund, and the ING Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and Acquired Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Company and the ING Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ___________ __, 200_, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the ING Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the ING Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the ING Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: Louis
S. Citron, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard; and to the Company, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the ING Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of the ING Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

 Attest:
                                        PILGRIM INTERNATIONAL FUND, INC.
                                        on behalf of its sole series, the
                                        PILGRIM INTERNATIONAL FUND

                                        By:
 ----------------------------------        -------------------------------------
 SECRETARY

                                        Title:
                                              ----------------------------------


 Attest:                                ING FUNDS TRUST on behalf of the
                                        ING INTERNATIONAL EQUITY FUND series

                                        By:
 ----------------------------------        -------------------------------------
 SECRETARY

                                        Title:
                                              ----------------------------------

                                   APPENDIX C

        ADDITIONAL INFORMATION REGARDING PILGRIM INTERNATIONAL FUND, INC.

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to four separate Classes of the Pilgrim International Fund ("Fund"): Class A, Class B, Class C, and Class Q each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING International Equity Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of ING International Equity Fund will be included in the holding period of the Fund for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund are shown and contrasted in the chart below.

                                                   CLASS A         CLASS B         CLASS C         CLASS Q
                                                   -------         -------         -------         -------
Maximum Initial Sales Charge on Purchases          5.75%(1)          None            None            None
Contingent Deferred Sales Charge ("CDSC")          None(2)         5.00%(3)        1.00%(4)          None
Annual Distribution (12b-1) and Service Fees(5)     0.25%           1.00%           1.00%           0.25%
Maximum Purchase                                  Unlimited         $250,000      Unlimited       Unlimited
Automatic Conversion to Class A                      N/A          8 Years(6)         N/A             N/A

----------
(1)  Imposed upon purchase. Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of ING International Equity Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING International Equity Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                        AS A % OF THE                 AS A %
       YOUR INVESTMENT                  OFFERING PRICE                OF NAV
       ---------------                  --------------                ------
       Less than $50,000                    5.75%                      6.10%
       $50,000 - $99,999                    4.50%                      4.71%
       $100,000 - $249,999                  3.50%                      3.63%
       $250,000 - $499,999                  2.50%                      2.56%
       $500,000 - $1,000,000                2.00%                      2.04%

     However, shareholders that purchased Funds that were part of the Lexington Family of Funds at the time of purchase are not subject to sales charges for the life of the account. There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                              PERIOD DURING
        YOUR INVESTMENT                     CDSC           WHICH CDSC APPLIES
        ---------------                     ----           ------------------
        $1,000,000 - $2,499,999             1.00%                2 years
        $2,500,000 - $4,999,999             0.50%                1 year
        $5,000,000 and over                 0.25%                1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING International Equity Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of ING International Equity Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds or ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim Money Market Fund) or ING Funds ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

         YEAR OF REDEMPTION AFTER PURCHASE                  CDSC
         ---------------------------------                  ----
        First                                                5%
        Second                                               4%
        Third                                                3%
        Fourth                                               3%
        Fifth                                                2%
        Sixth                                                1%
        After Sixth Year                                    None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of ING International Equity Fund will convert to Class A shares eight years after the purchase of the original shares of ING International Equity Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     CLASS Q SHARES. Class Q shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund or ING Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C and Class Q shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                                SERVICING FEE             DISTRIBUTION FEE
                                -------------             ----------------
        Class A                     0.25%                       None
        Class B                     0.25%                      0.75%
        Class C                     0.25%                      0.75%
        Class Q                     0.25%                       None

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C or Class Q shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly installments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0181.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund or ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at (800) 992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim fund or ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days, written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

     With respect to Class Q shares, if you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to the Fund's performance.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. With respect to Class Q shares, you may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $1,000 or more made to yourself or to anyone else you properly designate, as long as the account has a current value of at least $250,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Directors of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep, N.V. (NYSE:ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C, or Q account in the Fund invested into a Pilgrim Fund or ING Fund which offers Class A, B, C, or Q shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

     The information in the table below, except for the six months ended June 30, 2000, has been audited by KPMG LLP, independent auditors.

                                                    Six months ended                 Year ended December 31,
                                                      June 30, 2000   -----------------------------------------------------
                                                       (unaudited)     1999        1998        1997       1996        1995
                                                       -----------     ----        ----        ----       ----        ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period                $     13.45        11.61       10.10       10.86      10.60       10.37
Net investment income (loss)                        $      0.01        (0.01)       0.17        0.07      (0.02)      (0.01)
Net realized and unrealized gain (loss) from
investment operations                               $        --         5.46        1.74        0.10       1.45        0.61
Total income (loss) from investment operations      $      0.01         5.45        1.91        0.17       1.43        0.60
Less distributions:
Distributions from net investment income            $        --         0.03        0.06        0.13       0.20          --
Distributions in excess of net investment income    $        --           --          --          --         --        0.35
Distributions from net realized gains               $        --         3.58        0.34        0.80       0.97        0.02
Total distributions                                 $        --         3.61        0.40        0.93       1.17        0.37
Net asset value, end of period                      $     13.46        13.45       11.61       10.10      10.86       10.60
Total Return(1)                                     %      0.07        47.85       19.02        1.61      13.57        5.77

Ratios/Supplemental Data:
Net assets, end of period (thousands)               $    25,611       25,304      24,000      19,949     18,891      17,855
Ratio of expenses to average net assets, before
reimbursement or waiver(2)                          %      2.03         1.98        2.25        2.15       2.45        2.46
Ratio of expenses to average net assets, net of
reimbursement or waiver(2)                          %      2.03         1.98        1.75        1.75       2.45        2.46
Ratio of net investment income (loss) to average
net assets, before reimbursement or waiver(2)       %      0.09        (0.21)      (0.16)       0.13      (0.39)      (0.12)
Ratio of net investment income (loss) to average
net assets, net of reimbursement or waiver(2)       %      0.09        (0.21)       0.35        0.53      (0.39)      (0.12)
Portfolio Turnover Rate                             %     65.06       143.82      143.67      122.56     113.55      137.72

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.

                                   APPENDIX D

        The following is a list of the ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and Pilgrim Funds and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                      CLASSES OFFERED
----                                                      ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                             A, B and C
Tax Efficient Equity Fund                                 A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                      A, B and C
Global Communications Fund                                A, B and C
Global Information Technology Fund                        A, B and C

FIXED INCOME
High Yield Bond Fund                                      A, B and C
Intermediate Bond Fund                                    A, B and C
Money Market Fund                                         A, B, C and I
National Tax-Exempt Bond Fund                             A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                             A, B, C, Q and T
Bank and Thrift Fund                                      A and B
Convertible Fund                                          A, B, C and Q
Corporate Leaders Trust Fund                              A
Growth and Income Fund                                    A, B, C and Q
Growth + Value Fund                                       A, B, C and Q
Growth Opportunities Fund                                 A, B, C, Q, I and T
LargeCap Growth Fund                                      A, B, C and Q
MagnaCap Fund                                             A, B, C, Q and M
MidCap Growth Fund                                        A, B, C and Q
MidCap Opportunities Fund                                 A, B, C, Q and I
Research Enhanced Index Fund                              A, B, C, Q and I
SmallCap Growth Fund                                      A, B, C, Q
SmallCap Opportunities Fund                               A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                  A, B and M
Emerging Countries Fund                                   A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)            A
International Fund                                        A, B, C and Q
International Core Growth Fund                            A, B, C and Q
International SmallCap Growth Fund                        A, B, C and Q
International Value Fund                                  A, B, C and Q
Troika Dialog Russia Fund                                 A
Worldwide Growth Fund                                     A, B, C and Q

FIXED INCOME
GNMA Income Fund                                          A, B, C, Q, M and T
High Yield Fund                                           A, B, C, Q and M
High Yield Fund II                                        A, B, C, Q and T
Lexington Money Market Trust                              A
Pilgrim Money Market Fund                                 A, B and C
Strategic Income Fund                                     A, B, C and Q

                                   APPENDIX E

     As of December 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Pilgrim International Fund:

                                                           % OF CLASS          % OF FUND           % OF FUND
                                                             BEFORE             BEFORE               AFTER
NAME AND ADDRESS                              CLASS      REORGANIZATION     REORGANIZATION      REORGANIZATION
----------------                              -----      --------------     --------------      --------------
Grace Jones Richardson Trust                    A            12.33%             12.24%
Piedmont Financial Company Inc.
Attn: Susan Gleason
PO Box 20124
Greensboro, NC 27420

Jacqueline Goldberg                             B             8.45%              0.01%
3149 Cristobal Way
Las Vegas, NV 89117

Jacqueline Goldberg                             B            10.40%              0.02%
3149 Cristobal Way
Las Vegas, NV 89117

First Clearing Corp FBO                         B            14.48%              0.02%
Patricia Carbine Trust, Acct #2036-4480
8730 E San Rafael Dr
Scottsdale, AZ 85258

First Clearing Corp FBO                         B             6.62%              0.01%
Patricia Carbine IRA, Acct #2036-4482
8730 E San Rafael Dr
Scottsdale, AZ 85258

First Clearing Corp FBO                         B            37.42%              0.06%
Laurel Kubby IRA, Acct #4797-2634
5144 E Calle Del Medio
Phoenix, AZ 85018

First Clearing Corp FBO                         B            22.98%              0.04%
Esther & Wayne Simpson
Acct #8225-5610
3822 Thornton Dr.
Cincinnati, OH 45236

First Clearing Corp FBO                         C             6.33%              0.04%
Esther & Wayne Simpson
Acct #8225-5610
3822 Thornton Dr.
Cincinnati, OH 45236

CIBC World Markets Corp FBO                     C            17.57%              0.11%
Acct #092-46770-16
Church Street Station
PO Box 3484
New York, NY 10008

Marion J Wainwright MD Trust                    C            21.21%              0.13%
Biloxi Internal Medicine Clinic MPP
808 Howard Ave
Biloxi, MS 39530

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of ING International Equity Fund:

                                                           % OF CLASS          % OF FUND           % OF FUND
                                                             BEFORE             BEFORE               AFTER
NAME AND ADDRESS                              CLASS      REORGANIZATION     REORGANIZATION      REORGANIZATION
----------------                              -----      --------------     --------------      --------------
ING America Insurance Holdings, Inc.            A             64.77%            58.12%
Investment Accounts
5780 Powers Ferry Road, NW
Atlanta, GA  30327-4347

Carn & Co. #02265101                            A             19.95%            17.90%
ING Savings Plan
Attn:  Mutual Funds - Star
P.O. Box 96211
Washington, D.C.  20090-6211

Strawser Inc. 410 K Savings &                   C             20.05%             0.88%
Retirement Plan
1595 Frank Rd
Columbus, OH 43223

                                     PART B

                        PILGRIM INTERNATIONAL FUND, INC.

          ------------------------------------------------------------

                       Statement of Additional Information
                               ________ ___, 2000

          ------------------------------------------------------------

Acquisition of the Assets and Liabilities       By and in Exchange for Shares of
of ING International Equity Fund                Pilgrim International Fund, Inc.
(a series of ING Funds Trust)                   7337 East Doubletree Ranch Road
7337 East Doubletree Ranch Road                 Scottsdale, Arizona 85258
Scottsdale, Arizona 85258

This Statement of Additional Information is available to the Shareholders of ING International Equity Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING International Equity Fund, a series of ING Funds Trust, will be transferred to Pilgrim International Fund in exchange for shares of Pilgrim International Fund.

This Statement of Additional Information of the Pilgrim International Fund, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim International Fund dated July 31, 2000, as filed on July 26, 2000.

2. The Statement of Additional Information for ING International Equity Value Fund dated November 6, 2000, as filed on November 6, 2000.

3. The Financial Statements of ING International Equity Fund are included in the Annual Report of ING Funds Trust dated April 30, 2000 as filed on July 7, 2000.

4. The Financial Statements of Pilgrim International Fund are included in the Annual Report of Pilgrim International Fund dated December 31, 1999, as filed on February 28, 2000.

5. The Financial Statements of Pilgrim International Fund are included in the Semi-Annual Report of Pilgrim International Fund dated June 30, 2000, as filed on August 31, 2000

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ________ ___, 2000 relating to the Reorganization of ING International Equity Fund may be obtained, without charge, by writing to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                                         ING
                                                     PILGRIM         INTERNATIONAL
                                                   INTERNATIONAL        EQUITY        PRO FORMA          PRO FORMA
                                                       FUND              FUND        ADJUSTMENTS          COMBINED
                                                   ------------      ------------    ------------       ------------
ASSETS:
Investments at value*                               $23,814,625      $54,278,983                        $ 78,093,608
Foreign currencies**                                         --        2,540,781                           2,540,781
Repurchase Agreements                                        --        2,870,000                           2,870,000
Cash                                                  1,771,740           12,939                           1,784,679
Receivable for investment securities sold                42,731          776,027                             818,758
Receivable for fund shares sold                         478,800           22,344                             501,144
Dividends and interest receivable                        74,196          123,950                             198,146
Due from affiliate                                           --           15,308                              15,308
Prepaid expenses                                             --           22,183                              22,183
                                                    -----------      -----------       ---------        ------------
      Total Assets                                   26,182,092       60,662,515              --          86,844,607
                                                    -----------      -----------       ---------        ------------
LIABILITIES:
Due to affiliate                                         21,130               --                              21,130
Payable for investment securities purchased                  --        4,036,736                           2,176,142
Payable for fund shares redeemed                        478,018           10,105                             488,123
Other liabilities and accrued expenses                   72,123          109,102                           2,041,819
                                                    -----------      -----------       ---------        ------------
      Total Liabilities                                 571,271        4,155,943              --           4,727,214
                                                    -----------      -----------       ---------        ------------
NET ASSETS                                          $25,610,821      $56,506,572       $      --        $ 82,117,393
                                                    ===========      ===========       =========        ============
NET ASSETS CONSIST OF:
Paid-in capital                                     $18,935,047      $50,890,776                        $ 69,825,823
Undistributed net investment income (loss)              232,525          (59,032)                            173,493
Accumulated net realized gain on investments
 and foreign currency transactions                    4,827,261        2,341,500                           7,168,761
Unrealized appreciation of investments and
 foreign currency translations of other
 assets and liabilities                               1,615,988        3,333,328                           4,949,316
                                                    -----------      -----------       ---------        ------------
      Net Assets                                    $25,610,821      $56,506,572       $      --        $ 82,117,393
                                                    ===========      ===========       =========        ============
CLASS A:
 Net Assets                                         $25,610,821      $51,722,264                        $ 77,333,085
 Shares outstanding                                   1,902,951        4,149,142        (306,478)(A)       5,745,615
 Net asset value and redemption price per share     $     13.46      $     12.47                        $      13.46
 Maximum offering price per share                   $     13.46      $     13.23                        $      14.28
CLASS B:
 Net Assets                                                 N/A      $ 2,084,712       $ 666,443 (B)    $  2,751,155
 Shares outstanding                                         N/A          169,138          35,257 (B)         204,395
 Net asset value and redemption price per share             N/A      $     12.33                        $      13.46
 Maximum offering price per share                           N/A      $     12.33                        $      13.46
CLASS C:
 Net Assets                                                 N/A      $ 1,907,891                        $  1,907,891
 Shares outstanding                                         N/A          155,088         (13,343)(A)         141,745
 Net asset value and redemption price per share             N/A      $     12.30                        $      13.46
 Maximum offering price per share                           N/A      $     12.30                        $      13.46
CLASS Q:
 Net Assets                                                 N/A              N/A       $ 125,262 (C)    $    125,262
 Shares outstanding                                         N/A              N/A           9,306 (C)           9,306
 Net asset value and redemption price per share             N/A              N/A                        $      13.46
 Maximum offering price per share                           N/A              N/A                        $      13.46
CLASS I:
 Net Assets                                                 N/A      $   125,262       $(125,262)(C)             N/A
 Shares outstanding                                         N/A           10,061         (10,061)(C)             N/A
 Net asset value and redemption price per share             N/A      $     12.45                                 N/A
 Maximum offering price per share                           N/A      $     12.45                                 N/A
CLASS X:
 Net Assets                                                 N/A      $   666,443       $(666,443)(B)             N/A
 Shares outstanding                                         N/A           53,949         (53,949)(B)             N/A
 Net asset value and redemption price per share             N/A      $     12.35                                 N/A
 Maximum offering price per share                           N/A      $     12.35                                 N/A

 * Cost of Securities                               $22,196,098      $50,942,534                        $ 73,138,632
** Cost of Foreign Currencies                       $        --      $ 2,587,183                        $  2,587,183

(A) Reflects new shares issued, net of retired shares of the Fund.
(B) Reflects the merging of Class X into Class B.
(C) Reflects the merging of Class I into Class Q.


                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                                                ING
                                                              PILGRIM       INTERNATIONAL
                                                            INTERNATIONAL      EQUITY        PRO FORMA          PRO FORMA
                                                                FUND            FUND        ADJUSTMENTS          COMBINED
                                                            ------------    ------------    ------------       ------------
                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED         YEAR ENDED
                                                           JUNE 30, 2000   JUNE 30, 2000   JUNE 30, 2000      JUNE 30, 2000
                                                            ------------    ------------    ------------       ------------
INVESTMENT INCOME:
 Dividends                                                  $    326,389    $    670,060                       $    996,449
 Interest                                                        105,695         142,838                            248,533
                                                            ------------    ------------    ------------       ------------
                                                                 432,084         812,898              --          1,244,982
 Less: foreign tax expense                                        35,803          71,904                            107,707
                                                            ------------    ------------    ------------       ------------
      Total investment income                                    396,281         740,994              --          1,137,275
                                                            ------------    ------------    ------------       ------------
EXPENSES:
 Investment advisory fees                                        237,109         556,904        (111,251) (A)       682,762
 Distribution expenses
  Class A                                                          4,687         314,012        (305,725) (A)        12,974
  Class B                                                             --          11,990           4,725  (C)        16,715
  Class C                                                             --           9,638                              9,638
  Class X                                                             --           4,725          (4,725) (C)            --
 Transfer agent and shareholder servicing expenses                30,822         139,151         (67,558) (A)       102,415
 Directors' fees and expenses                                     52,345             485         (42,830) (B)        10,000
 Professional fees                                                30,942          30,846         (15,423) (B)        46,365
 Shareholder reporting                                            19,119          15,419                             34,538
 Accounting expenses                                              19,227          49,707         (24,854) (B)        44,080
 Custodian expenses                                               39,154          77,072                            116,226
 Registration fees                                                 8,688          51,563         (25,782) (B)        34,469
 Computer processing fees                                         10,873              --         (10,873) (B)            --
 Other expenses                                                   14,909          10,867                             25,776
                                                            ------------    ------------    ------------       ------------
      Total expenses                                             467,875       1,272,379        (604,296)         1,135,958
                                                            ------------    ------------    ------------       ------------
 Less:
  Waived and reimbursed fees                                          --         549,936        (549,936) (A)            --
                                                            ------------    ------------    ------------       ------------
  Net expenses                                                   467,875         722,443         (54,360)         1,135,958
                                                            ------------    ------------    ------------       ------------
  Net investment income (loss)                                   (71,594)         18,551          54,360              1,317
                                                            ------------    ------------    ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                                  3,229,256       3,059,081                          6,288,337
  Foreign currency transactions                                3,089,688        (181,609)                         2,908,079
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                   (340,953)      1,358,657                          1,017,704
  Foreign currency translation of other assets and
   liabilities                                                   (13,605)          5,853                             (7,752)
                                                            ------------    ------------    ------------       ------------
 Net gain from investments                                     5,964,386       4,241,982              --         10,206,368
                                                            ------------    ------------    ------------       ------------
      NET (DECREASE) IN NET ASSETS RESULTING FROM
       OPERATIONS                                           $  5,892,792    $  4,260,533    $     54,360       $ 10,207,685
                                                            ============    ============    ============       ============

(A) Reflects adjustment in expenses due to effects of proposed contract rate.
(B) Reflects adjustment in expenses due to elimination of duplicative services.
(C) Reflects merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

INTERNATIONAL FUND AND INTERNATIONAL EQUITY (ING) PRO FORMA

PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                    ING                                                                              ING
   PILGRIM     INTERNATIONAL                                                         PILGRIM     INTERNATIONAL
INTERNATIONAL     EQUITY      PRO FORMA                                           INTERNATIONAL     EQUITY        PRO FORMA
   SHARES         SHARES       SHARES                                              MARKET VALUE  MARKET VALUE   MARKET VALUE
   ------         ------       ------                                              ------------  ------------   ------------
                                         COMMON STOCKS:  95.09%

                                         AUSTRALIA:  0.53%
    60,900                      60,900   Foster's Brewing Group, Ltd.                 $ 171,858                 $    171,858
    63,800                      63,800   Telstra Corp., Ltd.                            259,720                      259,720
                                                                                   ------------  ------------   ------------
                                                                                        431,578            --        431,578
                                                                                   ------------  ------------   ------------
                                         BRAZIL:  0.99%
                 17,975         17,975   Embratel Participacoes SA                               $    424,659        424,659
                 16,264         16,264   Tele Norte Leste Participacoes SA                            384,237        384,237
                                                                                   ------------  ------------   ------------
                                                                                             --       808,896        808,896
                                                                                   ------------  ------------   ------------
                                         CANADA:  0.40%
    20,000                      20,000 # Industrial Alliance Life
                                          Insurance Co.                                  330,70                      330,708
                                                                                   ------------  ------------   ------------
                                         CHINA:  0.45%
              1,780,000      1,780,000   PetroChina Co., Ltd.                                         369,906        369,906
                                                                                   ------------  ------------   ------------
                                         DENMARK:  0.77%
     2,200                       2,200   Novo Nordisk A/S                               375,989                      375,989
     3,800                       3,800   Tele Danmark A/S                               256,844                      256,844
                                                                                   ------------  ------------   ------------
                                                                                        632,833            --        632,833
                                                                                   ------------  ------------   ------------
                                         FINLAND:  2.50%
                  7,230          7,230   Sonera OYJ                                                   329,611        329,611
                 33,850         33,850   Nokia OYJ                                                  1,727,412      1,727,412
                                                                                   ------------  ------------   ------------
                                                                                             --     2,057,023      2,057,023
                                                                                   ------------  ------------   ------------
                                         FRANCE:  11.08%
     2,400                       2,400   Alcatel                                        158,052                      158,052
     1,760                       1,760   Atos SA                                        165,337                      165,337
     3,430        3,445          6,875   Axa                                            542,513       542,704      1,085,217
                  5,780          5,780   BNP Paribas                                                  556,260        556,260
                  2,260          2,260   Castorama Dubois
                                          Investissements                                             558,853        558,853
                  3,890          3,890   Canal Plus                                                   653,660        653,660
                  3,220          3,220   Christian Dior                                               730,145        730,145
       385                         385   Cross Systems                                   56,835                       56,835
                  5,610          5,610   France Telecom                                               784,140        784,140
                 17,130         17,130   Havas Advertising                                            391,699        391,699
     2,400                       2,400   Rexel SA                                       185,199                      185,199
     7,200                       7,200   Schlumberger, Ltd.                             537,300                      537,300
     1,300                       1,300   Sidel SA                                       105,862                      105,862
     3,680        9,430         13,110 @ Societe Generale                               222,239       567,207        789,446
       920                         920 @ Sodifrance                                      26,457                       26,457
                  8,465          8,465   Total Fina SA                                              1,297,962      1,297,962
     8,244                       8,244   Total Fina SA ADR                              633,242                      633,242
     4,330                       4,330   Vivendi                                        383,731                      383,731
                                                                                   ------------  ------------   ------------
                                                                                      3,016,767     6,082,630      9,099,397
                                                                                   ------------  ------------   ------------
                                         GERMANY:  7.10%
       660        2,320          2,980   Allianz AG                                     240,098       841,707      1,081,805
     2,750                       2,750   Aventis SA                                     197,709                      197,709
                  6,540          6,540   BASF AG                                                      265,060        265,060
     9,200                       9,200   Commerzbank AG                                 327,186                      327,186
     4,511       10,508         15,019   Deutsche Bank AG                               372,313       866,809      1,239,122
                 13,120         13,120   Deutsche Telekom                                             746,568        746,568
                  1,590          1,590   Muenchener Rueckversicher                                    504,752        504,752
                  2,370          2,370   SAP AG                                                       437,843        437,843
     1,600        5,240          6,840   Siemens AG                                     241,564       787,955      1,029,519
                                                                                   ------------  ------------   ------------
                                                                                      1,378,870     4,450,694      5,829,564
                                                                                   ------------  ------------   ------------
                                         HONG KONG:  4.98%
                121,200        121,200   Cable & Wireless HKT Ltd.                                    266,638        266,638
    26,000       38,000         64,000   Cheung Kong (Holdings), Ltd.                   287,683       420,435        708,118
                 98,000         98,000   China Mobile (Hong Kong) Ltd.                                864,281        864,281
    27,000       18,700         45,700   Hang Seng Bank, Ltd.                           256,317       177,513        433,830
                 79,200         79,200   Hutchison Whampoa                                            995,651        995,651
   916,000                     916,000   I-Cable Communications, Ltd.                   355,470                      355,470
   226,000                     226,000   Mandarin Oriental
                                          International, Ltd.                           150,290                      150,290
   410,000                     410,000   South China Morning Post
                                          (Holdings), Ltd.                              318,216                      318,216
                                                                                   ------------  ------------   ------------
                                                                                      1,367,976     2,724,518      4,092,494
                                                                                   ------------  ------------   ------------
                                         HUNGARY:  0.28%
                  6,750          6,750   Matav Rt.                                                    232,453        232,453
                                                                                   ------------  ------------   ------------

                    ING                                                                              ING
   PILGRIM     INTERNATIONAL                                                         PILGRIM     INTERNATIONAL
INTERNATIONAL     EQUITY      PRO FORMA                                           INTERNATIONAL     EQUITY        PRO FORMA
   SHARES         SHARES       SHARES                                              MARKET VALUE  MARKET VALUE   MARKET VALUE
   ------         ------       ------                                              ------------  ------------   ------------
                                         INDIA:  0.49%
                 18,200         18,200   Mahanagar Telephone Nigam                                    185,413        185,413
                 13,900         13,900   Videsh Sanchar Nigam Ltd.                                    218,230        218,230
                                                                                   ------------  ------------   ------------
                                                                                             --       403,643        403,643
                                                                                   ------------  ------------   ------------
                                         INDONESIA:   0.14%
                 10,400         10,400   Indosat (Persero) Tbk                                        118,300        118,300
                                                                                   ------------  ------------   ------------
                                         IRELAND:  0.45%
   116,900                     116,900   Jefferson Smurfit Group                        201,706                      201,706
    23,500                      23,500 @ Ryanair Holdings Plc                           171,204                      171,204
                                                                                   ------------  ------------   ------------
                                                                                        372,910            --        372,910
                                                                                   ------------  ------------   ------------
                                         ISRAEL:  0.63%
     2,000                       2,000   Mercury Interactive Corp.                      193,563                      193,563
     5,800                       5,800   Teva Pharmaceutical
                                          Industries, Ltd. (ADR)                        321,719                      321,719
                                                                                   ------------  ------------   ------------
                                                                                        515,282            --        515,282
                                                                                   ------------  ------------   ------------
                                         ITALY:  2.52%
    12,400                      12,400   Banca Fideuram SpA                             187,807                      187,807
                 64,630         64,630   Banca Intesa SpA                                             289,399        289,399
    11,000                      11,000   Mediolanum SpA                                 179,678                      179,678
                 37,630         37,630   San Paolo-IMI SpA                                            667,887        667,887
                 72,930         72,930   TIM SpA                                                      745,039        745,039
                                                                                   ------------  ------------   ------------
                                                                                        367,485     1,702,325      2,069,810
                                                                                   ------------  ------------   ------------
                                         JAPAN:  21.60%
                 64,000         64,000   Asahi Chemical Industry Co Ltd.                              452,425        452,425
    68,000                      68,000   Bunka Shutter Co., Ltd.                        173,533                      173,533
                 21,000         21,000   Canon, Inc.                                                1,045,101      1,045,101
                     40             40   DDI Corp.                                                    384,561        384,561
    25,000                      25,000   Daifuku Co., Ltd.                              277,879                      277,879
                 52,000         52,000   Daiwa Securities Group, Inc.                                 686,177        686,177
   145,000                     145,000   Hitachi Zosen Corp.                            131,567                      131,567
     2,000                       2,000   Hoya Corp.                                     179,582                      179,582
    28,000                      28,000   Isetan Co., Ltd.                               344,040                      344,040
     2,000                       2,000   Jafco Co., Ltd.                                327,027                      327,027
         4                           4   Japan Telecom Co., Ltd.                        173,911                      173,911
                 23,000         23,000   KAO Corp.                                                    702,389        702,389
    14,000                      14,000   MARUI Co., Ltd.                                268,616                      268,616
                 31,000         31,000   Matsushita Electric Industrial Co                            803,525        803,525
                 49,000         49,000   Mitsubishi Corp.                                             442,914        442,914
   150,000                     150,000   Mitsui Engineer &
                                          Shipbuilding Co., Ltd.                        143,193                      143,193
                 64,000         64,000   Mitsui Fudosan                                               693,718        693,718
                  3,000          3,000   Murata Manufacturing Co., Ltd.                               438,286        438,286
                 32,000         32,000   NEC Corp.                                                  1,004,383      1,004,383
                  2,800          2,800   Nintendo Co Ltd.                                             490,881        490,881
                 72,000         72,000   Nippon Express Co Ltd.                                       441,793        441,793
        15           95            110   Nippon Telegraph & Telephone Corp.             199,903     1,262,548      1,462,451
     4,800                       4,800   Nissin Co., Ltd.                               262,227                      262,227
         5                           5   NTT Docomo, Inc.                               135,631                      135,631
                  2,980          2,980   Orix Corp                                                    439,578        439,578
     4,000                       4,000   Pasona Softbank, Inc.                          109,639                      109,639
                  6,500          6,500   Promise Co. Ltd.                                             513,408        513,408
     9,200                       9,200   Rinnai Corp.                                   205,649                      205,649
       800                         800   Rohm Co., Ltd.                                 234,401                      234,401
       480                         480   Shohkoh Fund & Co., Ltd.                       108,429                      108,429
       600                         600   Softbank Corp.                                  81,662                       81,662
     3,200                       3,200   Sony Corp.                                     299,429                      299,429
    75,000                      75,000   Sumitomo Realty and
                                          Development Co., Ltd.                         338,133                      338,133
                  5,000          5,000   TDK Corp.                                                    718,224        718,224
                 13,000         13,000   Takeda Chemical Industries Ltd.                              852,821        852,821
    19,000                      19,000   The Fuji Bank, Ltd.                            144,743                      144,743
    10,000                      10,000   The Nikko Securities Co., Ltd.                  99,242                       99,242
     9,000                       9,000   The Nomura Securities Co., Ltd.                220,744                      220,744
                 22,500         22,500   Tokyo Electric Power Co                                      548,211        548,211
    31,000                      31,000   Toto, Ltd.                                     238,503                      238,503
                 22,000         22,000   Toyota Motor Corp.                                         1,001,555      1,001,555
    25,000                      25,000   Yamato Kogyo Co., Ltd.                         115,783                      115,783
                                                                                   ------------  ------------   ------------
                                                                                      4,813,466    12,922,498     17,735,964
                                                                                   ------------  ------------   ------------
                                         MEXICO:  0.95%
                 14,400         14,400   Coca-Cola Femsa S.A.                                         271,800        271,800
    67,000                      67,000   Grupo Financiero Bancomer,
                                          S.A. de C.V. - O Shares                       281,799                      281,799
                  3,300          3,300   Grupo Televisa SA                                            227,494        227,494
                                                                                   ------------  ------------   ------------
                                                                                        281,799       499,294        781,093
                                                                                   ------------  ------------   ------------
                                         NETHERLANDS:  6.14%
    12,500                      12,500   ABN AMRO Holding NV                            307,467                      307,467
                 10,400         10,400   ASM Lithography Holding NV                                   447,021        447,021
                 12,190         12,190   KPNQwest NV                                                  479,502        479,502
    11,800       19,592         31,392   Koninklijke (Royal) Philips
                                          Electronics N.V                               558,781       924,049      1,482,830
     6,000                       6,000   Randstad Holding N.V                           222,872                      222,872
                 15,390         15,390   Royal Dutch Petroleum Co.                                    956,553        956,553
                 19,190         19,190   TNT Post Group NV                                            517,586        517,586
     5,800                       5,800   Unilever NV                                    267,149                      267,149
     8,400                       8,400   Unique International NV                        202,109                      202,109
     3,700                       3,700   Versatel Telecom International NV              156,058                      156,058
                                                                                   ------------  ------------   ------------
                                                                                      1,714,436     3,324,711      5,039,147
                                                                                   ------------  ------------   ------------

                    ING                                                                              ING
   PILGRIM     INTERNATIONAL                                                         PILGRIM     INTERNATIONAL
INTERNATIONAL     EQUITY      PRO FORMA                                           INTERNATIONAL     EQUITY        PRO FORMA
   SHARES         SHARES       SHARES                                              MARKET VALUE  MARKET VALUE   MARKET VALUE
   ------         ------       ------                                              ------------  ------------   ------------
                                         NEW ZEALAND:  0.41%
   315,000                     315,000   Fletcher Challenge Building                    335,131                      335,131
                                                                                   ------------  ------------   ------------
                                         NORWAY:  051%
    24,500                      24,500 @ Petroleum Geo-Services ASA                     419,920                      419,920
                                                                                   ------------  ------------   ------------
                                         PHILIPPINES:  0.21%
     9,700                       9,700   Philippine Long Distance                       173,901                      173,901
                                                                                   ------------  ------------   ------------
                                         PORTUGAL:  0.55%
    13,501                      13,501   EDP-Electricidade de Portugal, SA              246,155                      246,155
    18,200                      18,200   Portugal Telecom SA                            205,169                      205,169
                                                                                   ------------  ------------   ------------
                                                                                        451,324            --        451,324
                                                                                   ------------  ------------   ------------
                                         RUSSIA:  0.42%
                 25,900         25,900   Surgutneftegaz                                               345,118        345,118
                                                                                   ------------  ------------   ------------
                                         SINGAPORE:  2.74%
    37,000       29,000         66,000   Chartered Semiconductor
                                          Manufacturing, Ltd.                           323,139       253,561        576,700
                 43,000         43,000   DBS Group Holdings Ltd.                                      552,750        552,750
                 32,550         32,550   Oversea-Chinese Banking Corp.                                224,288        224,288
    34,000                      34,000   NatSteel Electronics, Ltd.                     104,223                      104,223
                 28,000         28,000   Singapore Press Holdings                                     437,753        437,753
                243,000        243,000   Singapore Telecommunications                                 355,987        355,987
                                                                                   ------------  ------------   ------------
                                                                                        427,362     1,824,339      2,251,701
                                                                                   ------------  ------------   ------------
                                         SOUTH AFRICA:  0.54%
                 18,100         18,100   De Beers Consolidated Mines
                                          Limited/De Beers Centenary AG                               440,162        440,162
                                                                                   ------------  ------------   ------------
                                         SOUTH KOREA:  0.65%
                  6,500          6,500   Korea Telecom                                                314,438        314,438
                  2,400          2,400   Samsung Electronics                                          219,300        219,300
                                                                                   ------------  ------------   ------------
                                                                                             --       533,738        533,738
                                                                                   ------------  ------------   ------------
                                         SPAIN:  0.72%
                 21,914         21,914   Banco Santander Central
                                          Hispano SA                                                  231,192        231,192
                 18,770         18,770   Endesa SA                                                    363,610        363,610
                                                                                   ------------  ------------   ------------
                                                                                             --       594,802        594,802
                                                                                   ------------  ------------   ------------
                                         SWEDEN:  3.93%
     5,600                       5,600   Framtidsfabriken AB                             77,576                       77,576
                 71,490         71,490   Nordic Baltic Holding AB                                     539,073        539,073
                 11,450         11,450   Sandvik AB                                                   240,192        240,192
                 23,970         23,970   Skandia Forsakrings AB                                       633,293        633,293
   134,422                     134,422   Swedish Match AB                               416,873                      416,873
                 66,790         66,790   Telefonaktiebolaget LM Ericsson                            1,321,562      1,321,562
                                                                                   ------------  ------------   ------------
                                                                                        494,449     2,734,120      3,228,569
                                                                                   ------------  ------------   ------------
                                         SWITZERLAND:  6.98%
                  5,666          5,666   ABB Ltd. (NEW)                                               678,142        678,142
                    900            900   Adecco SA                                                    764,643        764,643
     1,870                       1,870 @ Charles Voegele Holding AG                     369,155                      369,155
                  2,390          2,390   Credit Suisse Group                                          475,407        475,407
       133                         133   Nestle AG                                      267,053                      267,053
       141                         141   Novartis AG                                    224,065                      224,065
                    330            330   Richemont (cie Fin)                                          889,049        889,049
        29           56             85   Roche Holding AG                               283,211       545,119        828,330
                    370            370   Swatch Group AG                                              470,396        470,396
     1,080                       1,080   UBS AG                                         158,739                      158,739
                  1,220          1,220   Zurich Allied AG                                             602,765        602,765
                                                                                   ------------  ------------   ------------
                                                                                      1,302,223     4,425,521      5,727,744
                                                                                   ------------  ------------   ------------
                                         TAIWAN:  0.59%
                 32,900         32,900   Asustek Computer, Inc.                                       301,858        301,858
                 19,700         19,700   Siliconware Precision Inds                                   182,225        182,225
                                                                                   ------------  ------------   ------------
                                                                                             --       484,083        484,083
                                                                                   ------------  ------------   ------------
                                         TURKEY:  0.16%
16,932,000                  16,932,000   Akbank T.A.S                                   131,054                      131,054
                                                                                   ------------  ------------   ------------
                                         UNITED KINGDOM:  13.22%
                 35,000         35,000   Amvescap Plc                                                 561,360        561,360
                 20,250         20,250   Barclays Plc                                                 503,420        503,420
    11,200                      11,200   Barclays Plc                                   278,582                      278,582
                116,600        116,600   BP Amoco Plc                                               1,118,550      1,118,550
    38,400                      38,400   Cadbury Schweppes Plc                          252,301                      252,301
     8,700                       8,700 @ Capita Group Plc                               212,974                      212,974
     5,100                       5,100 @ Colt Telecom Group Plc                         169,860                      169,860
   212,800                     212,800   Corus Group Plc                                310,882                      310,882
    29,200                      29,200   Diageo Plc                                     262,141                      262,141
     7,500                       7,500   Glaxo Welcome Plc                              218,796                      218,796
                 13,000         13,000   Glaxo Wellcome Plc                                           379,047        379,047
                 76,400         76,400   HSBC Holdings Plc                                            873,364        873,364
    13,500                      13,500   Kingston Communication (Hull) Plc              132,845                      132,845
    23,500                      23,500   Lloyds TSB Group Plc                           221,998                      221,998
                 31,003         31,003   Logica Plc                                                   733,682        733,682
    19,200                      19,200   PizzaExpress Plc                               183,121                      183,121
    24,100                      24,100   Provident Financial Plc                        253,571                      253,571
    15,800                      15,800   Reed International Plc                         137,538                      137,538
    37,300                      37,300   Regent Inns Plc                                 78,491                       78,491
    17,460                      17,460   Rio Tinto Plc                                  285,473                      285,473
    19,600                      19,600   Scottish & Newcastle Plc                       160,083                      160,083
                 45,000         45,000   Shire Pharmaceuticals Plc                                    783,029        783,029
                 62,290         62,290   Spirent Plc                                                  418,946        418,946
    55,426                      55,426   Vodafone AirTouch Plc                          224,038                      224,038
                270,966        270,966   Vodafone Group Plc                                         1,094,696      1,094,696
    30,500                      30,500   Whitbread Plc                                  274,735                      274,735
                 50,277         50,277   WPP Group Plc                                                734,115        734,115
                                                                                   ------------  ------------   ------------
                                                                                      3,657,429     7,200,209     10,857,638
                                                                                   ------------  ------------   ------------

                   ING                                                                               ING
   PILGRIM     INTERNATIONAL                                                         PILGRIM     INTERNATIONAL
INTERNATIONAL     EQUITY      PRO FORMA                                           INTERNATIONAL     EQUITY        PRO FORMA
   SHARES         SHARES       SHARES                                              MARKET VALUE  MARKET VALUE   MARKET VALUE
   ------         ------       ------                                              ------------  ------------   ------------
                                         TOTAL COMMON STOCKS
                                          (Cost: $20,880,130, $50,942,534,
                                          $71,822,664)                               22,616,903    54,278,983     76,895,886
                                                                                   ------------  ------------   ------------

                                         PREFERRED STOCK:  0.31%
                                         Germany:  0.31%
     5,730                       5,730   Rhoen-Klinikum AG                              255,411                      255,411
                                                                                   ------------  ------------   ------------
                                         TOTAL PREFERRED STOCK  (Cost:
                                          $198,042,  $0,  $198,042)                     255,411            --        255,411
                                                                                   ------------  ------------   ------------

                                         GOVERNMENT OBLIGATION:  1.15%
                                         Germany:  1.15%
 1,092,000                   1,092,000   Bundesbank Deutschland
                                          Republic Bond, 3.75%, due 01/04/09            942,311                      942,311
                                                                                   ------------  ------------   ------------
                                         TOTAL GOVERNMENT OBLIGATION
                                          (Cost: $1,117,926, $0, $1,117,926)            942,311            --        942,311
                                                                                   ------------  ------------   ------------
                                         TOTAL LONG-TERM INVESTMENTS
                                          (Cost: $22,196,098, $50,942,534,
                                           $73,138,632)                              23,814,625    54,278,983     78,093,608
                                                                                   ------------  ------------   ------------

           PRINCIPAL AMOUNT              SHORT-TERM INVESTMENTS:  3.50%
--------------------------------------
             $2,870,000    $ 2,870,000   State Street Bank & Trust
                                          Repurchase Agreement, 6.55%,
                                          due 07/03/00                                              2,870,000      2,870,000
                                                                                   ------------  ------------   ------------
                                         TOTAL SHORT-TERM INVESTMENTS
                                          (Cost: $0, $2,870,000, $2,870,000)                 --     2,870,000      2,870,000
                                                                                   ------------  ------------   ------------

                                         TOTAL INVESTMENTS  (Cost:
                                          $22,196,098, $53,812,534,
                                          $76,008,632)                    98.59%    23,814,625    57,148,983     80,963,608
                                         Other assets in excess of
                                          liabilities                      1.41%     1,796,196      (642,411)     1,153,785
                                                                         ------   ------------  ------------   ------------
                                         TOTAL NET ASSETS                100.00%  $ 25,610,821  $ 56,506,572   $ 82,117,393
                                                                         ======   ============  ============   ============

@ Non-income producing security.
# Restricted security.
ADR - American Depository Receipt.

                 See Accompanying Notes to Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Board of Pilgrim International Fund ("International Fund") and on November 16, 2000, the Board of ING International Equity Fund ("International Equity Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of International Equity Fund, International Fund will acquire all the assets of International Equity Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the International Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of International Fund and International Equity Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of International Fund and International Equity Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for International Fund and International Equity Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of International Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited pro forma statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - FOREIGN CURRENCY TRANSACTIONS:

     The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the day.
     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those in the United States.

NOTE 4 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of International Equity Fund by International Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of International Equity Fund by the respective Class net asset value per share of International Fund.

NOTE 5 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. International Equity Fund expenses were adjusted assuming International Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 6 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article Seventh of the Articles of Incorporation provides to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law. No provision of the Articles of Incorporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, or of the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Articles of Incorporation filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Articles Supplementary Designating Classes A, B, C & Q filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(2) Form of Bylaws filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(3)  Not Applicable

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust on behalf of ING International Equity Fund and Pilgrim International Fund, Inc.

(5)  Not Applicable

(6) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc

(7)  Form of Underwriting Agreement between Registrant and Pilgrim Securities,
     Inc.

(8)  Not Applicable

(9) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(10) (A) Form of Service and Distribution Plan for Class A Shares filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Service and Distribution Plan for Class B Shares filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (C) Form of Service and Distribution Plan for Class C Shares filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (D) Form of Shareholder Service Plan for Class Q Shares filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (E) Form of Multiple Class Plan Pursuant to Rule 18f-3 filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(13) (A) Form of Administration Agreement between Registrant and Pilgrim Group, Inc. filed as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Expense Limitation Agreement between Registrant and Pilgrim Investments, Inc. iled as an exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(14) Consents of Independent Auditors

(15) Not Applicable

(16) Powers of Attorney

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 20th day of December, 2000.

                                        PILGRIM INTERNATIONAL FUND, INC.

                                        By: /s/ James M. Hennessy
                                            ------------------------------------
                                            James M. Hennessy
                                            Senior Executive Vice President &
                                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                      TITLE                        DATE
     ---------                      -----                        ----

                             Director and Chairman            December 20, 2000
-------------------------
John G. Turner*

                             Director and President           December 20, 2000
-------------------------    (Chief Executive Officer)
Robert W. Stallings*

                             Director                         December 20, 2000
-------------------------
Al Burton*

                             Director                         December 20, 2000
-------------------------
Paul S. Doherty *

                             Director                         December 20, 2000
-------------------------
Robert B. Goode *

                             Director                         December 20, 2000
-------------------------
Alan L. Gosule *

                             Director                         December 20, 2000
-------------------------
Walter H. May*

                             Director                         December 20, 2000
-------------------------
Jock Patton*

                             Director                         December 20, 2000
-------------------------
David W.C. Putnam

                             Director                         December 20, 2000
-------------------------
John R. Smith*

                             Director                         December 20, 2000
-------------------------
David W. Wallace*

                             Senior Vice President and
-------------------------    Principal Financial Officer      December 20, 2000
Michael J. Roland*



* By: /s/ James M. Hennessy
         ---------------------------
         James M. Hennessy
         Attorney-in-Fact**

** Executed pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim International Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2000


/s/ John G. Turner                      /s/ Alan L. Gosule
----------------------------------      ----------------------------------------
John G. Turner                          Alan L. Gosule


/s/ Robert W. Stallings                 /s/ Walter H. May
----------------------------------      ----------------------------------------
Robert W. Stallings                     Walter H. May


/s/ Al Burton                           /s/ Jock Patton
----------------------------------      ----------------------------------------
Al Burton                               Jock Patton


/s/ Paul S. Doherty                     /s/ David W.C. Putnam
----------------------------------      ----------------------------------------
Paul S. Doherty                         David W.C. Putnam


/s/ Robert B. Goode                     /s/ John R. Smith
----------------------------------      ----------------------------------------
Robert B. Goode                         John R. Smith


/s/ David W. Wallace
----------------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim International Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 14, 2000
                                        /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between Pilgrim Global Income Fund and Pilgrim Mutual Funds, on behalf of Pilgrim Strategic Income Fund.

(6) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc

(7)  Form of Underwriting Agreement between Registrant and Pilgrim Securities,
     Inc.

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(14) Consents of Independent Auditors

                          ING INTERNATIONAL EQUITY FUND

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON ________ ___, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) ROBERT W. STALLINGS and JAMES M. HENNESSY or any one or more of them, proxies, with full power of substitution, to vote all shares of ING International Equity Fund (the "Fund") a series of ING Funds Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 on ________ ___, 2000 at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Class A, Class B, Class C, and Class I shares of ING International Equity Fund by Pilgrim International Fund in exchange for Class A, Class B, Class C, and Class Q shares of common stock of Pilgrim International Fund, Inc., respectively, and the assumption by Pilgrim International Fund, Inc. of all of the liabilities of ING International Equity Fund.


     For [ ]                     Against [ ]                  Abstain [ ]

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


----------------------------------      --------------------
Signature                               Date


----------------------------------      --------------------
Signature (if held jointly)             Date

ING Funds Trust
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004